EXHIBIT NO. 23.1

[ERNST & YOUNG LOGO]

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in (1) the Registration Statement (Form S-8, Number 33-15064, dated June 17, 1987, pertaining to the Chemical Financial Corporation 1987 Award and Stock Option Plan, (2) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus, (3) the Registration Statement (Form S-8, Number 333-38511, dated October 22, 1997) pertaining to the Chemical Financial Corporation 1997 Stock Incentive Plan, (4) the Registration Statement (Form S-8, Number 333-70225 dated January 7, 1999) pertaining to the Chemical Financial Corporation 1998 Stock Purchase Plan for Subsidiary Directors, and (5) the Registration Statement (Form S-8, Number 333-56482, dated March 2, 2001) pertaining to the Chemical Financial Corporation Stock Option Plan for Holders of Shoreline Financial Corporation of our report dated January 22, 2002 with respect to the consolidated financial statements of Chemical Financial Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 2001.

We consent to the incorporation by reference in (1) the Registration Statement (Form S-8, Number 33-40792, dated May 21, 1991) pertaining to the Chemical Financial Corporation 401(k) Savings Plan and in the related Prospectus of our report dated February 27, 2002, with respect to the financial statements and schedules of the Chemical Financial Corporation 401(k) Savings Plan included in the Annual Report (Form 10-K) for the year ended December 31, 2001 and (2) the Registration Statement (Form S-8, Number 333-70225, dated January 7, 1999) pertaining to the Chemical Financial Corporation 1998 Stock Purchase Plan for Subsidiary Directors and in the related Prospectus of our report dated February 27, 2002 with respect to the financial statements of the Chemical Financial Corporation 1998 Stock Purchase Plan for Subsidiary Directors included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

March 22, 2002 Detroit, Michigan	/s/ Ernst & Young LLP